                                                                   EXHIBIT 99(a)

NEWS RELEASE


-----AT THE COMPANY------                     --------FLEISHMAN HILLARD---------
Lynn Afendoulis                               Jeremy Skule
Director of Public Affairs                    Vice President
616/364-6161                                  212/453-2245

FOR IMMEDIATE RELEASE
MONDAY, APRIL 12, 2004

   UNIVERSAL FOREST PRODUCTS, INC. REPORTS A 31% INCREASE IN NET SALES FOR 1ST
        QUARTER 2004; POSTS A 20% INCREASE IN DILUTED EARNINGS PER SHARE

GRAND RAPIDS MI., April 12, 2004 -- Universal Forest Products, Inc. (Nasdaq:
UFPI) today announced a strong first quarter for the period ended March 27, 2004. The quarter was marked by net sales of $465.7 million, up 30.9% over net sales of $355.6 million for the first quarter of 2003. The Company also posted diluted earnings per share of $0.30, up 20.0% over diluted earnings per share of $0.25 reported for the same period last year.

"It was a powerful quarter; our core business saw the best February and March in the history of our Company," said William G. Currie, CEO and vice chairman. "Our team of nearly 9,000 employees again demonstrated the dedication and commitment that make this Company so successful. The housing market also remained strong and we picked up market share in each of our markets, which helped to fuel our growth."

In particular, Universal had robust performance in the site-built market, which saw a sales increase of 49.1% over the same period last year, and in the industrial market, which posted a 45.3% increase in sales for the first quarter. Overall, the Company's unit sales increased 13% in the first quarter, which was at the high end of its targeted range. The remaining increase in sales was attributable to higher lumber prices.

By market, Universal posted first quarter sales of:
   -   $178.9 million D-I-Y/retail, up 14.5% over last year;
   - $114.8 million in site-built construction, an increase of 49.1% over last year;
   -   $77.0 million in manufactured housing, a 35.0% increase over 2003; and
   -   $95.0 million in industrial/other, up 45.3% over last year.

The Company's earnings reflect disappointing results of a joint venture framing operation in the Southwest.

"We were tremendously pleased with what we were able to accomplish in our core business during the first quarter," Currie said. "Despite the challenges we faced in our joint venture framing operation and the financial impact it had on our first quarter, we were able to grow earnings by more than 20%.

                                                                         MORE...



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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2


OUTLOOK

The Company anticipates continued growth in its business in 2004 and reaffirms its targets for both unit sales and diluted earnings per share growth of 10% to 14% for the year.

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EDT on Tuesday, April 13, 2004. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (888) 243-0814 or internationally at (703) 925-2401. Use conference call ID #434266. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a webcast at www.ufpi.com.

Universal Forest Products markets, manufactures, and engineers wood and wood-alternative products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging for various industries. Among the Company's newest and fastest-growing ventures are framing and installation services for the site-built and retail sectors. In conjunction with its customers, Universal uses its engineering and manufacturing expertise, coupled with highly skilled employees, to design and construct buildings and decks. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com, or call 888-Buy-UFPI.

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the Company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.



                              HIGHLIGHTS TO FOLLOW



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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3


                 CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                           FOR THE THREE MONTHS ENDED
                                 MARCH 2004/2003



                                                           QUARTER PERIOD                              YEAR TO DATE
                                              ---------------------------------------    -------------------------------------------

(IN THOUSANDS, EXCEPT PER SHARE DATA)                2004                 2003                  2004                    2003
-------------------------------------         ------------------    -----------------    ------------------     --------------------
NET SALES                                     $ 465,665    100%     $355,619     100%    $ 465,665     100%      $ 355,619     100%

COST OF GOODS SOLD                              409,304   87.90      303,815    85.43      409,304    87.90        303,815    85.43
                                              ---------             --------             ---------               ---------

GROSS PROFIT                                     56,361   12.10       51,804    14.57       56,361    12.10         51,804    14.57


SELLING,   GENERAL  AND
   ADMINISTRATIVE  EXPENSES                      43,929    9.43       40,188    11.30       43,929     9.43         40,188    11.30
                                              ---------             --------             ---------               ---------

EARNINGS  FROM  OPERATIONS                       12,432    2.67       11,616     3.27       12,432     2.67         11,616     3.27

INTEREST EXPENSE                                  3,542    0.76        3,787     1.06        3,542     0.76          3,787     1.06
INTEREST REVENUE                                    (83)  -0.02          (47)   -0.01          (83)   -0.02            (47)   -0.01
GAIN ON SALE OF OPERATIONS                         (369)  -0.08            -     0.00         (369)   -0.08              -     0.00
                                              ---------             --------             ---------               ---------
                                                  3,090    0.66        3,740     1.05        3,090     0.66          3,740     1.05
                                              ---------             --------             ---------               ---------
EARNINGS BEFORE  INCOME TAXES
  AND MINORITY INTEREST                           9,342    2.01        7,876     2.21        9,342     2.01          7,876     2.21

INCOME TAXES 1                                    3,644    0.78        2,791     0.78        3,644     0.78          2,791     0.78
                                              ---------             --------             ---------               ---------


EARNINGS BEFORE  MINORITY INTEREST                5,698    1.22        5,085     1.43        5,698     1.22          5,085     1.43

MINORITY INTEREST                                  (131)  -0.03         (585)   -0.16         (131)   -0.03           (585)   -0.16
                                              ---------             --------             ---------               ---------

NET EARNINGS                                    $ 5,567    1.20      $ 4,500     1.27      $ 5,567     1.20        $ 4,500     1.27
                                              =========             ========             =========               =========



EARNINGS PER SHARE - BASIC                       $ 0.31               $ 0.25                $ 0.31                  $ 0.25

EARNINGS PER SHARE - DILUTED                     $ 0.30               $ 0.25                $ 0.30                  $ 0.25



WEIGHTED AVERAGE SHARES
  OUTSTANDING                                    17,961               17,729                17,961                  17,729

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                              18,709               18,252                18,709                  18,252







SUPPLEMENTAL SALES DATA
-----------------------
                                             QUARTER PERIOD                                        YEAR TO DATE
                                   ----------------------------------------         ----------------------------------------------

Market Classification                 2004        %        2003        %               2004        %          2003         %
---------------------              ---------    ----     --------     ----          ---------     ----     ---------     ----
DO-IT-YOURSELF/RETAIL              $ 178,884     38%     $156,220      44%          $ 178,884      38%     $ 156,220      44%
SITE-BUILT CONSTRUCTION              114,843     25%       77,016      22%            114,843      25%        77,016      22%
MANUFACTURED HOUSING                  76,975     17%       57,033      16%             76,975      17%        57,033      16%
INDUSTRIAL AND OTHER                  94,963     20%       65,350      18%             94,963      20%        65,350      18%
                                   ---------    ----     --------     ----          ---------     ----     ---------     ----
TOTAL                              $ 465,665    100%     $355,619     100%          $ 465,665     100%     $ 355,619     100%


NOTES:
(1) Includes approximately $460 thousand of income taxes related to the sale of the Nascor interest and plant presented separately above.


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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4


                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                MARCH 2004/2003

(IN THOUSANDS)
--------------


ASSETS                                  2004           2003     LIABILITIES AND SHAREHOLDER'S EQUITY      2004           2003
------                                --------       --------   ------------------------------------    --------      ---------
CURRENT ASSETS                                                  CURRENT LIABILITIES
  Cash and cash equivalents           $ 22,052       $ 11,506   Notes payable                                $ -       $ 1,701
  Restricted cash equivalents                           1,383   Accounts payable and
  Accounts receivable                  206,508        149,327     accrued liabilities                    165,978       110,730
  Inventories                          219,204        196,228   Current portion of long-term
  Other current assets                   4,452          7,851     debt and capital leases                  6,010         6,611

                                      --------       --------                                           --------      --------
TOTAL CURRENT ASSETS                   452,216        366,295   TOTAL CURRENT LIABILITIES                171,988       119,042

OTHER ASSETS                             8,189          6,608   LONG-TERM DEBT AND CAPITAL
INTANGIBLE ASSETS                      128,839        131,742   LEASES, LESS CURRENT PORTION             285,682       297,020
                                                                OTHER LIABILITIES                         31,158        26,752
PROPERTY, PLANT
AND EQUIPMENT,  NET                    211,533        207,121   SHAREHOLDERS' EQUITY                     311,949       268,952
                                      --------       --------                                           --------      --------



                                                                TOTAL LIABILITIES AND
TOTAL ASSETS                         $ 800,777      $ 711,766   SHAREHOLDERS' EQUITY                   $ 800,777     $ 711,766
                                     =========      =========                                          =========     =========

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 5


                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                           FOR THE THREE MONTHS ENDED
                                 MARCH 2004/2003






(IN THOUSANDS)                                                                   2004            2003
--------------                                                                 --------        --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                   $  5,567        $  4,500
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                                6,672           5,949
      Amortization of intangibles                                                   471             322
      Deferred income taxes                                                          20            (405)
      Loss on sale of Nascor interest                                               193              --
      (Gain) Loss on sale or impairment of property, plant and equipment           (603)             86
      Changes in:
        Accounts receivable                                                     (70,883)        (44,110)
        Proceeds from sale and servicing of accounts receivable                  (2,245)             --
        Inventories                                                             (48,711)        (30,222)
        Accounts payable                                                         37,850          14,497
        Accrued liabilities and other                                             1,315          (3,504)
                                                                               --------        --------
          NET CASH FROM OPERATING ACTIVITIES                                    (70,354)        (52,887)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                      (7,295)         (9,809)
Acquisitions, net of cash received                                               (5,360)             --
Proceeds from sale of Nascor interest                                             4,679              --
Proceeds from sale of property, plant and equipment                                 551             144
Other                                                                               367              44
                                                                               --------        --------
          NET CASH FROM INVESTING ACTIVITIES                                     (7,058)         (9,621)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings under revolving credit facilities and notes payable               81,516          61,752
Repayment of long-term debt                                                         (58)            (22)
Proceeds from issuance of common stock                                              857             730
Distributions to minority shareholder                                              (125)           (273)
Repurchase of common stock                                                         (116)         (1,627)
Other                                                                               (40)             --
                                                                               --------        --------
          NET CASH FROM FINANCING ACTIVITIES                                     82,034          60,560
                                                                               --------        --------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                           4,622          (1,948)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                      17,430          13,454
                                                                               --------        --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                       $ 22,052        $ 11,506
                                                                               ========        ========

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